                                                                   EXHIBIT 10.25

                    DEVELOPMENT AND DISTRIBUTION AGREEMENT

     This Development and Distribution Agreement is made as of the 21 day of August, 1999 by and between Photoelectron Corporation, a Massachusetts corporation ("Photoelectron"), and Carl Zeiss Oberkochen, a trust foundation organized and existing under the laws of Germany ("Zeiss").

                                  BACKGROUND

A. Photoelectron is a medical device company that has developed and commercialized the Photon Radiosurgery System (as defined below), a proprietary x-ray delivery system for the treatment of tumors and other clinical conditions.

B. Zeiss is a medical device company which (i) using its proprietary technology and know-how, has developed and will continue to develop, on its own or in collaboration with third party vendors, medical devices, and (ii) has developed and maintains a world-wide marketing and sales force for the promotion, marketing, sales, distribution, installation and support of medical devices.

C. Photoelectron desires to engage Zeiss (i) to develop certain products using Photoelectron's proprietary technology, and (ii) to promote, market, sell, distribute, install and support such products in the Territory (as defined below), all in accordance with the terms and provisions of this Agreement, and Zeiss desires to be so engaged.

     In consideration of the mutual covenants, agreements and representations set forth in this Agreement, the parties hereto agree as follows:

                            ARTICLE I.  DEFINITIONS

     Capitalized terms not otherwise defined herein shall have the following meanings in this Agreement:

"Additional Products" means any medical device or system that incorporates proprietary technology and/or products of Photoelectron, but excluding the Photon Radiosurgery System, Product Two, Product Three and Product Four (except to the extent any such Product is incorporated in any such Additional Product).

"Affiliate" with respect to any Person shall mean any entity (including without limitation any other Person) controlled by, controlling or under common control with such Person, and any director, officer, agent or employee of such person or such entity. For the purposes hereof, "control" shall mean direct or indirect ownership of 20% or more of the voting stock or other class of equity interest in any entity, or the power to elect or appoint a majority of the board of directors or other governing body of such entity, or the power to otherwise manage or direct the business affairs of such entity.

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"Field" means intracranial ear, nose, throat and spinal radiotherapy.

"Intellectual Property" means all patents, copyrights, designs and drawings, engineering and manufacturing documents, technical manuals, patterns, processes, formulae, know-how, trade secrets, trademarks, service marks, trade names, inventions and discoveries (whether patentable or not), computer software, and other similar rights, and all applications therefor and registrations thereof and all rights to sue for past, present and future infringement or other violations of any of the foregoing.

"Marks" means any and all trademarks, service marks, names, and designs used by Photoelectron in connection with the Photoelectron Product Line.

"Person" shall mean a natural person, corporation, association, trust, (including a business trust), partnership, limited liability company, joint stock company, organization, entity, company, foundation or proprietorship or any similar entity.

"Photoelectron Component" means any device, component, part, accessory or consumable in the Photoelectron Product Line.

"Photoelectron Intellectual Property" has the meaning set forth in Section 3.1.

"Photoelectron Product Line" means the Photoelectron proprietary x-ray delivery system for the treatment of tumors and other clinical conditions as described in Schedule 1 to this Agreement, any parts, accessories or consumables for use with such system, and any improvements, redesigns, successor models and other developments thereto.

"Photoelectron Limited Warranty" has the meaning set forth in Section 4.9(a).

"Price List" has the meaning set forth in Section 4.3(a).

"Photon Radiosurgery System" means those components of the Photoelectron Product
     Line applied for use in intracranial radiosurgery, including without limitation the PRS 400 device, and any improvements, redesigns, successor models and other developments thereto.

"Product Two" means the proposed intraoperative radiotherapy system to be comprised of the Photon Radiosurgery System and the Zeiss MKM Microscope system, featuring an adapter system to enable the Photon Radiosurgery System x-ray source to be mounted on the tool holder of the MKM, designed for radiotherapy treatments of the brain, head and neck area, and any improvements, redesigns, successor models and other developments thereto, but excluding from such definition Product Four.

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"Product Three" means the proposed intraoperative radiotherapy system to be comprised of the Photon Radiosurgery System and the Zeiss NC3X microscope system or other similar Zeiss support stand, designed for general-purpose intraoperative radiotherapy, and any improvements, redesigns, successor models and other developments thereto, but excluding from such definition Product Two and Product Four.

"Product Four" means an intraoperative radiotherapy system fully integrated into the SNN platform. The parties hereto acknowledge that Product Four may also include a fully integrated intraoperative radiotherapy system on the basis of the SNN platform to be comprised of Product Two and /or Product Three and the proposed image-enhanced system to be developed in collaboration with SNS and SNN.

"Products" means the Photon Radiosurgery System, Product Two, Product Three and/or Product Four together with any Additional Products as are expressly made subject to this Agreement by agreement of the parties hereto.

"PRS Unit" means any medical device that contains as components parts the control unit and x-ray source manufactured by Photoelectron as component parts of the Photon Radiosurgery System.

"Sales Plan" has the meaning set forth in Section 4.1(b).

"Service Contract" has the meaning set forth in Section 4.10.

"SNN" means the Surgical Navigation Network, a voluntary organization in which both Photoelectron and Zeiss are members that enables medical equipment companies to provide their customers with a surgical navigation network platform integrated with their own product lines.

"SNS" means Surgical Navigation Specialists, Inc., a corporation organised under the laws of Ontario, Canada.

"Sublicensee" means a party other than Photoelectron, Zeiss or their respective
     Affiliates that is licensed or subcontracted by Photoelectron or Zeiss to develop, manufacture, use or sell one or more of the Products in a certain country or countries during the Term.

"Term" shall have the meaning set forth in Section 9.1.

"Territory" means the world, excluding Japan, except as may otherwise be specifically agreed upon in writing by the parties subsequent to the date of this Agreement.

"Zeiss Intellectual Property" has the meaning set forth in Section 3.1(b).

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                           ARTICLE II.  DEVELOPMENT

     2.1  Development of Product Two.  Photoelectron hereby engages Zeiss to
          --------------------------
develop Product Two in accordance with a development plan (the "Product Two Development Plan") to be mutually agreed upon by the parties hereto, and upon completion thereof such Product Two Development Plan shall be automatically made a part hereof as Schedule 2.1. The parties hereto acknowledge that time is of
                 ------------
the essence with respect to the creation and implementation of the Product Two Development Plan and shall exercise diligent efforts to assure such completion and implementation in accordance with the timetable set forth in the Product Two Development Plan. Each party shall bear its own expenses in connection with the negotiation and development of the Product Two Development Plan. Photoelectron shall provide Zeiss with all cooperation reasonably necessary in connection with the development of Product Two; provided, however, that Zeiss (and not Photoelectron) shall bear all costs of development pursuant to the Product Two Development Plan and any future developments with respect to Product Two except as may be expressly provided in this Agreement. From time to time during the Term, the parties hereto may agree to produce additional development plans for improvements, enhancements or successor models of Product Two, each of which development plans automatically shall be made a part hereof.

     2.2  Development of Product Three.  Photoelectron hereby engages Zeiss to
          ----------------------------
develop Product Three in accordance with a development plan (the "Product Three Development Plan") to be mutually agreed upon by the parties hereto, and upon completion thereof such Product Three Development Plan automatically shall be made a part hereof as Schedule 2.2. The parties hereto acknowledge that time is
                      ------------
of the essence with respect to the creation and implementation of the Product Three Development Plan and shall exercise diligent efforts to assure such completion and implementation in accordance with the timetable set forth in the Product Two Development Plan. Each party shall bear its own expenses in connection with the negotiation and development of the Product Three Development Plan. Photoelectron shall provide Zeiss with all cooperation reasonably necessary in connection with the development of Product Three. provided, however, that Zeiss (and not Photoelectron) shall bear all costs of development pursuant to the Product Three Development Plan subject to partial reimbursement by Photoelectron as follows: Photoelectron shall reimburse Zeiss for one hundred percent (100%) of the aggregate documented development costs incurred by Zeiss in connection with the development of Product Three up to a maximum of $100,000, such reimbursement to be made at the rate of $5,000 for each PRS Unit sold by Photoelectron to Zeiss or any other distributor or customer pursuant to this Agreement. Zeiss shall deliver to Photoelectron and Photoelectron shall retain, a prototype of Product Three; the actual component costs to Zeiss for such prototype shall be reimbursed to Zeiss by Photoelectron.

     2.3  Development of Product Four.  The parties anticipate that the
          ---------------------------
development of Product Four will be achieved by SNS in cooperation with Zeiss and Photoelectron. Each party shall provide SNS with all cooperation reasonably necessary in connection with the development of Product Four. It is anticipated that all development costs of Product Four for the integration into the SNN platform will be covered by Photoelectron's and Zeiss' subscriptions to SNN, and that all other development costs associated with Product Four shall be apportioned between Photoelectron and Zeiss as they may agree in writing in the development plan for Product Four.

     2.4  Development of Additional Products.  From time to time during the
          ----------------------------------
Term, the parties may agree to develop Additional Products. The terms of any such development effort shall be negotiated in good faith by the parties.

     2.5  Cooperation; Records.   Photoelectron and Zeiss recognize that the
          --------------------
successful development of Products Two, Three and Four, together with any Additional Products, will require their full cooperation, and each party hereto commits to provide such cooperation. With respect to any development activity conducted pursuant to this Agreement, the parties hereto shall maintain accurate and detailed records regarding all development activities and shall from time to time and upon the reasonable request of either party, provide reports and other information to such party regarding the progress of the applicable development activity.


                      ARTICLE III.  INTELLECTUAL PROPERTY

     3.1  Intellectual Property.
          ---------------------

          (a) Photoelectron Intellectual Property.  Except to the extent
              -----------------------------------
specifically provided in this Agreement, Photoelectron shall at all times own and retain any and all rights in, to and under Intellectual Property associated with the Photoelectron Product Line, whether created, developed or enhanced by Photoelectron, or by Zeiss ("Photoelectron Intellectual Property"). To the extent that Zeiss develops or enhances any Photoelectron Intellectual Property, Zeiss hereby irrevocably and exclusively assigns, and hereby agrees to execute and deliver any other documents Photoelectron may require in order to vest in Photoelectron, all right, title and interest therein to Photoelectron, so that all such Photoelectron Intellectual Property shall belong exclusively to Photoelectron with Photoelectron having the right to obtain and hold in Photoelectron's own name, all copyrights, registrations, patents, patent rights, trademarks, servicemarks or such other protections as may be appropriate to the subject matter, and any extensions or renewals thereof.

          (b) Zeiss Intellectual Property.  Zeiss shall at all times own and
              ---------------------------
retain any and all rights in, to and under Intellectual Property associated with all Products subject to this Agreement (other than the Photoelectron Radiosurgery System and any other Photoelectron Components) whether created, developed or enhanced by Zeiss or Photoelectron ("Zeiss Intellectual Property"). To the extent that Photoelectron develops or enhances any Zeiss Intellectual Property, Photoelectron hereby irrevocably and exclusively assigns, and hereby agrees to execute and deliver any other documents Zeiss may require in order to vest in Zeiss, all right, title and interest therein to Zeiss, so that all

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such Zeiss Intellectual Property shall belong exclusively to Zeiss with Zeiss having the right to obtain and hold in Zeiss' own name, all copyrights, registrations, patents, patent rights, trademarks, servicemarks or such other protections as may be appropriate to the subject matter, and any extensions or renewals thereof.

          (c) Jointly Owned Intellectual Property.  All copyrights,
              -----------------------------------
registrations, patents, patent rights, trademarks, servicemarks or such other protections as may be appropriate to the subject matter with respect to the combination of a radiation therapy source with a stereotactically guided microscope system (collectively, "System Rights") shall be owned jointly by Zeiss and Photoelectron. Neither party shall have the right to commercialize or otherwise sublicense any such System Rights with or to any third party that is a direct or indirect competitor with the other party hereto without the prior consent of the other which consent shall not be unreasonably withheld.

     3.2  Licenses to Zeiss.  Photoelectron hereby grants to Zeiss for the Term
          -----------------
an exclusive, fully-paid, world-wide, royalty-free license to the Photoelectron Intellectual Property solely for the following purposes: (i) to undertake the development of Product Two, Product Three and Product Four in accordance with this Agreement, (ii) to assemble Product Two, Product Three and Product Four for distribution in accordance with this Agreement, and (iii) to market and distribute the Products in accordance with this Agreement.

     3.3  Trademarks and Service Marks.  Without limitation of the foregoing
          ----------------------------
Section 3.2, Photoelectron hereby grants to Zeiss a non-exclusive right to display the Marks in the Territory in connection with performing Zeiss' obligations under this Agreement. The Marks may be used as part of the name under which Zeiss' business is conducted only with the prior written approval of Photoelectron. Zeiss will change or discontinue the use of any Mark upon the written request of Photoelectron. Upon termination or expiration of the Term of this Agreement, Zeiss will immediately discontinue or cause to be discontinued at its expense, all use of Marks. Thereafter, Zeiss will not use, either directly or indirectly, any Marks or any other confusingly similar marks in a manner likely to cause confusion or mistake or to deceive the public.

     3.4  Intellectual Property Covenants.
          -------------------------------

          (a) By Zeiss.  Zeiss hereby covenants that Zeiss and its Affiliates
              --------
and its Sublicensees will not at any time utilize, practice, publish or otherwise use any of the Photoelectron Intellectual Property except as expressly permitted under this Agreement.

          (b) By Photoelectron.  Photoelectron hereby covenants that
              ----------------
Photoelectron and its Affiliates and its Sublicensees will not at any time utilize, practice, publish or otherwise use any of the Zeiss Intellectual Property except as expressly permitted under this Agreement.

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                           ARTICLE IV.  DISTRIBUTION

     4.1  Appointment of Distributor.
          --------------------------

          (a)  Grant of Distributorship.
               ------------------------

               (i) Photoelectron hereby appoints Zeiss as (A) the exclusive distributor of the Photon Radiosurgery System, Product Two, Product Three and Product Four in the Territory for use in the Field, (B) the non-exclusive distributor of the Photon Radiosurgery System, Product Two and Product Four in the Territory outside the Field and (C) the exclusive distributor of Product Three in the Territory outside the Field, provided that Zeiss may use a third-party distributor for any such Product with the approval of Photoelectron, which approval shall not be unreasonably withheld.

               (ii) At Zeiss' election, the Territory may and shall be expanded to include Japan, provided, however, that if and to the extent Photoelectron's obligations under the exclusive distributorship arrangements now in effect with a Japanese distributor prohibit such an expansion, the Territory shall be so expanded only if, when and to the extent that Photoelectron is released from such exclusive distributorship arrangement.

               (iii) No rights or licenses with respect to the Products are granted or deemed granted under this Agreement or in connection herewith, other than those rights expressly granted in this Agreement.

          (b)  Sales Plan.  No later than thirty (30) days following execution
               ----------
of this Agreement, Photoelectron will establish, after consultation with Zeiss, specific objectives for sales (the "Sales Plan) of the Products in the Territory for the period ending December 31, 2001, which Sales Plan shall include the sale of not less than the direct and/or indirect sale of 80 PRS Units, and which shall be attached to this Agreement and incorporated herein as Schedule
                                                               --------
4.1(b)(i). No later than thirty (30) days prior to the end of each calendar year
---------
during the Term commencing with the year 2000, Photoelectron will establish, after consultation with Zeiss, the Sales Plan for the following calendar year. The Sales Plan for each calendar year may only be modified during such calendar year with the consent of both Photoelectron and Zeiss.

     4.2  Sales to Distributor.
          --------------------

          (a)  Processing of Zeiss' Orders.  Each order for any Photoelectron
               ---------------------------
Component (whether for sale by Zeiss as the Photon Radiosurgery System or as a component of any other Product) will be submitted by Zeiss in writing and will be processed by Photoelectron in a timely fashion. In the event of any conflict, the express terms of this Agreement shall supersede any contrary provisions in any purchase order, invoice, agreement or other document used by either party.

          (b)  Sale of Parts, Accessories and Consumables to Zeiss.
               ---------------------------------------------------

               (i) Photoelectron is the sole authorized source for new or remanufactured parts, accessories and consumables for the Photoelectron Product Line (whether for sale by Zeiss as the Photon Radiosurgery System or as a component of any other Product) (hereinafter called "Parts, Accessories and Consumables").

               (ii) Orders for Parts, Accessories and Consumables will be submitted by Zeiss in accordance with procedures to be mutually agreed upon.

               (iii) The initial prices applicable to Parts, Accessories and Consumables marketed by Photoelectron shall be those set forth on the Price List. Such prices may be changed by Photoelectron only after reasonable notice (not less than ninety days). Any such change will not apply to any order from Zeiss accepted in writing by Photoelectron prior to the effective date of such change.

          (c)  Shipment and Delivery.
               ---------------------

               (i) Title to and risk of loss of any Photoelectron Component shipped to Zeiss shall pass from Photoelectron to Zeiss when Zeiss' shipper picks up such Photoelectron Component from Photoelectron's loading platform in Lexington, Massachusetts. Zeiss shall use all reasonable efforts to accept shipment on the fulfillment date of each order.

               (ii) Photoelectron shall use all reasonable efforts to fulfill each order for any Photoelectron Component submitted by Zeiss within 45 days of Photoelectron's acceptance of the order from Zeiss.

               (iii) Photoelectron shall, at Photoelectron's expense, pack each ordered Photoelectron Component in accordance with Photoelectron's standard packing procedure, which shall be suitable to permit shipment of the Photoelectron Component to the location of the customer or Zeiss (as may be indicated by Zeiss); provided, however, that if Zeiss requests a modification of those procedures, Photoelectron shall make the requested modification and Zeiss shall bear all reasonable expenses incurred by Photoelectron in complying with such modified procedures which are in excess of the expenses which Photoelectron would have incurred in following its standard packing procedures.

               (iv) Upon installation of any Photoelectron Component by Zeiss, Zeiss shall examine the Photoelectron Component to determine whether any item or items included in the Photoelectron Component are in short supply, defective or damaged. Within ten (10) business days of such installation, Zeiss shall notify Photoelectron in writing of any shortages, defects or damage which Zeiss claims existed at the time of such installation. Within ten (10) days of receipt of such notice, Photoelectron will investigate the claim of shortage, defects or damage, and inform Zeiss of its findings. If Photoelectron determines that a shortage, defect or damages exists in such shipment, Photoelectron will promptly, in Photoelectron's sole discretion, either (A) deliver to Zeiss a replacement for the Photoelectron Component or
(B) repair the Photoelectron Component. Unless notice is given as provided in this Section 4.2(c)(iv), Zeiss shall be deemed to have accepted any delivered Photoelectron Components and to have waived all claims for shortages, defects or damage.

          (d)  Labeling.  Zeiss shall not, without the prior written consent of
               --------
Photoelectron, remove, deface, alter, cover, mask, shield or otherwise modify any label or other information affixed, painted, inscribed or otherwise appearing on any Photoelectron Component purchased from Photoelectron (including as incorporated in any Product), nor shall Zeiss, without the prior written consent of Photoelectron, affix, paint, inscribe or otherwise place any markings upon any Photoelectron Component (including as incorporated in any Product). Photoelectron shall not unreasonably withhold consent to any modifications to information placed by Photoelectron on any Photoelectron Component, to the extent such modification is required by applicable law regarding disclosure of the identity of the distributor of such Photoelectron Component.

          (e)  Updates.  Photoelectron further agrees to provide Zeiss with all
               -------
current information of the kind which is generally made available by manufacturers of medical devices to their sales and service personnel concerning hardware and software modifications or upgrades to any Photoelectron Component.

          (f)  Discontinuance of and Changes in the Photon Radiosurgery System
               ---------------------------------------------------------------
and Other Photoelectron Components.  If Photoelectron elects to discontinue any
----------------------------------
model or version of the Photon Radiosurgery System or any other Photoelectron Component, Photoelectron shall notify Zeiss in writing ninety (90) days in advance of such discontinuation. Photoelectron shall endeavor to continue to supply service parts for the discontinued model or version for a reasonable period of time from the date of discontinuation, unless such service parts become unavailable from Photoelectron's suppliers.

  4.3  Prices and Fees.
       ---------------

          (a)  Prices of Photoelectron Product Line and Related Services.
               ---------------------------------------------------------
The prices and other terms of sale applicable to the Photoelectron Product Line, training, support, maintenance and repair services applicable thereto, and any discounts applicable thereto, are set forth in the attached Schedule 4.3(a),
                                                            ---------------
(the "Price List") which Price List may be changed by Photoelectron, following good faith negotiations with Zeiss regarding market pressures and conditions and only after reasonable notice (not less than ninety days) to Zeiss.
Photoelectron and Zeiss agree that the current Price List reflects U.S. Distributor prices and that the parties will negotiate in good faith and with all practicable speed a revised Price List reflecting prices applicable to distribution which prices shall be incorporated into this Agreement . The terms of sale applicable to the Photoelectron Product Line may only be changed by agreement of the parties. Any changes in the price or terms of sale will not apply to any orders from Zeiss accepted in writing by

Photoelectron prior to the effective date of such change. All amounts under this Agreement shall be calculated and paid in U.S. Dollars.

          (b)  Premium on Product Three.  The parties anticipate that the end-
               ------------------------
user value of Product Three is expected to significantly exceed the cost of the components thereof. Accordingly, the parties hereto shall negotiate in good faith as to the allocation between them of the amount by which the "Net Sales Price" (defined below) received by Zeiss for any Product Three exceeds the "Total Costs" to Zeiss of all component parts and costs of sale associated with such Product Three. For the purposes of the foregoing calculation, "Net Sales Price" shall mean the actual sales price of the actual Product Three purchased by a customer or distributor and paid to Zeiss less, to the extent applicable, sales, use, value-added and excise taxes, fees and royalties, freight, packaging, insurance and other delivery charges, and any returns, rebates, refunds, allowances, and discounts. For the purpose of the foregoing calculation, "Total Costs" to Zeiss shall mean all cost of goods incurred to Zeiss including the transfer price for the Photon Radiosurgery System unit from Photoelectron.


     4.4  Sales and Sales Support Activities
          ----------------------------------

          (a)  By Zeiss.  Throughout the Term Zeiss agrees to:
               --------

               (i) use its best efforts to sell the Products to customers in the Territory consistent with the rights of Zeiss granted in
               Section 4.1;

               (ii) promote, through Zeiss' own advertising and sales promotion activities, the purchase and use of the Products by customers located in the Territory consistent with the rights of Zeiss granted in Section 4.1; and

               (iii) ensure representation of and sales support for the Products at major neurosurgical and radiosurgical meetings and conferences throughout the Territory, including without limitation the CNS and AANS conferences. Zeiss will also provide sales personnel to provide sales support to Photoelectron with respect to the Products at other conferences from time to time that address clinical activities other than neurosurgery and radiosurgery. Each party shall bear its own expenses at such conferences and meetings.

          (b)  By Photoelectron.  In furtherance of the objectives of this
               ----------------
Agreement, Photoelectron agrees during the term of this Agreement as follows:

               (i) Photoelectron shall provide formal training consisting of two-day technical training sessions at Photoelectron's corporate headquarters in Lexington, Massachusetts, U.S.A. (or such other location as Photoelectron shall designate) for such representatives of Zeiss or its designee(s) as Photoelectron and Zeiss shall agree, in order for them to become proficient in the use, maintenance and repair of the Photoelectron Components sold pursuant to this Agreement. Zeiss shall be responsible for all out of pocket travel expenses (meals, airfare, hotel, local transportation, etc.) incurred by the representatives of Zeiss in connection with any training provided by Photoelectron in accordance with this Section 4.4(b).

               (ii) Photoelectron shall provide technical back-up for the Zeiss sales process by making available senior Photoelectron staff with demonstration equipment at reasonable times at Photoelectron's location in Lexington, Massachusetts. Upon Zeiss' reasonable request, Photoelectron shall provide additional back-up demonstrations at locations and times to be agreed by Zeiss and Photoelectron.

               (iii) Photoelectron shall provide sales personnel to provide sales support to Zeiss with respect to the Products at major neurosurgical and radiosurgical meetings and conferences, including the CNS and AANS conferences. Photoelectron will also represent the Products at other conferences from time to time that address clinical activities other than neurosurgery and radiosurgery. Each party shall bear its own expenses at such conferences and meetings.

     4.5  Marketing Literature/Customer Training Material/Promotional Material.
          --------------------------------------------------------------------
Photoelectron shall provide Zeiss with a reasonable amount of sales brochures, catalogs, videotapes and other sales and promotional material and customer training material prepared from time to time by Photoelectron respecting the Photoelectron Product Line. Zeiss shall prepare promotional material and training material for use with Products Two, Three and Four. A copy of all marketing and promotional material and customer training material prepared by Zeiss in connection with the marketing of any Product shall be furnished to Photoelectron for approval, which shall not be unreasonably withheld, prior to its first commercial use. Any translation of marketing materials or customer training materials into any language other than English shall be the responsibility of Zeiss. Photoelectron shall provide all the necessary documentation in an electronic format to Zeiss. It is agreed that Zeiss may affix its own name, logos and trademarks on sales materials and customer training materials, identifying Zeiss as an authorized distributor, and, where applicable, the exclusive distributor of the Products in the Territory.

     4.6  Customer Training.  Zeiss shall market customer training services as
          -----------------
part of marketing for the Products. Customer training regarding appropriate techniques and procedures for use and customer maintenance of the Products shall be provided in accordance with the following provisions:

          (a) Zeiss shall be responsible for and shall conduct all necessary customer training with respect to the Zeiss Intellectual Property components of the Products; and

          (b) Photoelectron shall be responsible for (A) providing Zeiss with printed customer training materials as set forth in Section 4.5 and (B) providing customer training with respect to any Photoelectron Components sold pursuant to this Agreement consisting of a two-day course for two members of a customer's clinical team, at a location to be determined by Photoelectron.

     4.7  Installation.  From and after June 30, 2000, Zeiss shall be
          ------------
responsible for and shall conduct all necessary on-site installation services in connection with the Products. Prior to June 30, 2000 and upon Zeiss' reasonable request thereafter, Photoelectron shall provide on-site installation services (and supervision and training in installation procedures for Zeiss representatives both on-site and at Photoelectron's headquarters), as requested from time to time by Zeiss, in exchange for a fee per installation (or per hour of training) payable to Photoelectron as set forth in the Price List.

     4.8  Maintenance and Support.
          -----------------------

          (a)  Photoelectron Call Center.  Photoelectron shall conduct real-time
               -------------------------
support of any Photoelectron Component (including any Photoelectron Components incorporated in any other Product, application support and any aspect of the installation or service of any Photoelectron Component) through a telephone call center (and eventually through an Internet-based support center), staffed by qualified Photoelectron technologists during the normal business hours of all locations in which Products have been sold pursuant to this Agreement.

          (b)  Service Capability of Zeiss.  Within nine (9) months following
               ---------------------------
the date of this Agreement, Zeiss shall, at Zeiss' expense, engage and maintain a service and parts handling organization in the Territory, staffed with such experienced personnel as are necessary to enable Zeiss to perform its obligations under this Agreement. Zeiss shall, at its expense, maintain facilities and personnel in the Territory that will enable it promptly and satisfactorily to perform, at a reasonable fee, all inspection, maintenance and other necessary servicing of Products sold by Zeiss. Photoelectron shall maintain an adequate supply of consumables and spare parts of critical components for Photoelectron Components sold to Zeiss pursuant to this Agreement at a location suitable to deliver consumables and replacement parts on loan to Zeiss customers within two business days following notice by Zeiss. Zeiss agrees to store at no charge to Photoelectron any Photoelectron Component to be provided to a Zeiss customer as a loan pending service or repair of any other Photoelectron Component.

          (c)  Repairs and Service.  Repair and service to any Photoelectron
               -------------------
Component (including as any such Photoelectron Component incorporated in any other Product) shall be conducted as follows:

               (i) Zeiss agrees to provide prompt, efficient, courteous, workmanlike and quality service to all customers who purchase Products from Zeiss. To the extent any Photoelectron Component is then subject to the Photoelectron Limited Warranty, the costs of any service provided by Zeiss to such Photoelectron Component shall be reimbursed by Photoelectron to Zeiss at the rate of eighty percent (80%) of the applicable rate that would otherwise be charged to the customer therefor by Zeiss.

               (ii) If Zeiss is required to replace any defective Photoelectron Component, Photoelectron will provide such Photoelectron Component, to be sent via U.S. airmail or UPS Expedited or equivalent reputable service, to Zeiss at no expense to Zeiss if the Photoelectron Component is subject to either the Photoelectron Limited Warranty or a Service Contract and otherwise at the rates set forth therefor on the Price List plus actual shipping costs incurred.

               (iii) Any factory repair by Photoelectron shall be conducted at no expense to Zeiss if the Photoelectron Component is subject to either the Photoelectron Limited Warranty or a Service Contract and otherwise at the rates set forth therefor on the Price List.

               (iv) Zeiss shall provide each customer for whom repairs or adjustments are performed a copy of the repair order reflecting all services performed. A copy of all such repair orders shall be sent to Photoelectron on a monthly basis.

               (v) If, after reasonable effort and consultation with Photoelectron, Zeiss is unable to repair any Photoelectron Component, Photoelectron will send a technical representative to the customer site to effect the repairs. If the Photoelectron Component is under either the Photoelectron Limited Warranty or a Service Contract, Photoelectron shall be responsible for the expenses related to the service call by the Photoelectron technical representative. If the Photoelectron Component is not under either the Photoelectron Limited Warranty or a Service Contract, Zeiss shall bear the full expense of the service call, including payment to Photoelectron for the technician's time in accordance with the Price List and for any replacement parts in accordance with the prices set forth on the Price List.

          (d) Operator and Service Manuals.   Photoelectron shall provide two
              ----------------------------
sets of operator and service manuals per Photon Radiosurgery System sold to Zeiss.

          (e) Field Service Problem Reports.  Zeiss shall provide field service
              -----------------------------
problem reports to Photoelectron and Photoelectron shall respond to these reports in writing and in a timely manner.

          (f) Mandatory Upgrades.  Photoelectron shall provide to Zeiss all
              ------------------
required parts for mandatory upgrades at no charge to Zeiss. Zeiss shall provide labor for installation, and Photoelectron shall reimburse Zeis therefor at a rate equal to eighty percent (80%) of the standard Zeiss customer service rate applicable to the location of service delivery, unless such service may be provided in connection with a regularly scheduled service call in which case such rate shall be equal sixty percent (60%) of such standard customer service rate.

          (g) Sales and Service Records and Estimates.   It is the
              ---------------------------------------
responsibility of Zeiss to maintain complete and up-to-date records covering sales and service of any Photoelectron Component. Such records will be retained for at least five (5) years.

     4.9  Warranty.
          --------

          (a) WARRANTY.  Photoelectron warrants each Photoelectron Component
          ------------
(excluding consumables such as sheaths and other limited use components) sold to Zeiss and sold by Zeiss to any customer of Zeiss (whether as a stand-alone Product or as incorporated in any other Product) as set forth on Schedule 4.9(a)
                                                                 ---------------
to this Agreement (such warranty is hereinafter referred to as the "Photoelectron Limited Warranty").

          (b) Warranty Limitation.  THE WARRANTY OBLIGATIONS SET FORTH IN THIS
              -------------------
SECTION 4.9 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES WITH RESPECT TO THE PHOTOELECTRON COMPONENTS, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING OUT OF A COURSE OF DEALING OR OF PERFORMANCE, CUSTOM OR USAGE IN THE TRADE. ZEISS' EXCLUSIVE REMEDY FOR A DEFECT IN ANY PRODUCT OR PHOTOELECTRON COMPONENT SHALL BE THAT AS STATED IN SECTION 4.9(A).

     4.10  Post-Warranty Period Service Contract.  At any time, Zeiss may
           -------------------------------------
purchase a service contract covering a specific Core Photon Radiosurgery System and all Photoelectron Components purchased in connection therewith (a "Service Contract") at the price set forth on the Price List, which Service Contract shall (i) become effective one (1) year after installation of the applicable Core Photon Radiosurgery System and (ii) will include the services set forth on
Schedule 4.10.
-------------

     4.11  Legal Compliance.  Photoelectron shall be responsible for obtaining,
           ----------------
at its own expense, any authorization necessary for importation to and sale in the Territory of any Photoelectron Component to be sold by Zeiss as a part of any of the Products and Photoelectron agrees to use Photoelectron's reasonable efforts to obtain any such regulatory or other governmental approvals and clearances in a timely manner. Except as expressly provided in the foregoing sentence, Zeiss shall be responsible for obtaining, at its own expense, any authorization necessary for importation to and sale in the Territory of the Products and Zeiss agrees to use Zeiss' reasonable efforts to obtain any such regulatory or other governmental approvals and clearances in a timely manner. Without limitation of the foregoing, Photoelectron and Zeiss shall mutually cooperate in a manner consistent with their respective resources to ensure that the Products comply with all local laws, standards and regulations applicable to sale or use of the Products in the Territory. Photoelectron shall provide to Zeiss all documentation and assistance which is reasonably necessary for Zeiss in connection with the foregoing. Zeiss shall use best efforts to ensure that all permits, approvals, licenses and other rights necessary to permit the importation, sale, use and reimbursement of the Photon Radiosurgery System in the Territory shall be in the name of and shall be owned by (or assigned by Zeiss to) Photoelectron or Photoelectron's designee.

                 ARTICLE V.   ADDITIONAL TERMS AND CONDITIONS

     5.1  Sales Incentives.
          ----------------

          (a) Upon the completion of each sale by Zeiss of a PRS Unit and transmittal by Zeiss to Photoelectron of full payment for such PRS Unit, Photoelectron shall issue to Zeiss a warrant for the acquisition of [1,000] shares of Common Stock of Photoelectron at a price per share equal to ninety percent (90%) of the closing market price per share on the day full payment for the PRS Unit is received by Photoelectron and otherwise in accordance with the form of warrant attached hereto as Schedule 5.1.

          (b) Upon the completion by Zeiss of the sale of 80 PRS Units and transmittal by Zeiss to Photoelectron of full payment for such PRS Units, Photoelectron shall issue to Zeiss a warrant for the acquisition of [100,000] shares of Common Stock of Photoelectron at a price per share equal to ninety percent (90%) of the closing market price per share on the day full payment for all 80 PRS Units is received by Photoelectron, and otherwise in accordance with the form of warrant attached hereto as Schedule 5.1.

          (c) Any warrant issued in accordance with the foregoing 5.1(a) or 5.1(b) shall be transferable to employees and agents of Zeiss as part of an incentive program tied to sales of the Products, subject to applicable securities laws.

     5.2  Discount for Luminary Sites.  Both parties shall use best efforts and
          ---------------------------
good faith to agree on pricing of the Photon Radiosurgery System for Zeiss' so-called "luminary sites."

     5.3  Nonsolicitation.  During the Term and for three (2) years after the
          ---------------
termination or expiration of this Agreement, neither party nor any of their Affiliates will offer employment to or hire any employee of the other party or its Affiliates without the prior written consent of the employing party. For purposes of the preceding sentence, the terms , "employment" and "employee" shall include any form of employment, consulting, contract relationship, or other arrangement pursuant to which such individual will, directly or indirectly, perform services for the other party

     5.4  Confidentiality and Non-Disclosure.
          ----------------------------------

          (a) Except as expressly provided in this Agreement, neither party, without the prior written consent of the other, shall disclose to any third party (i) any information regarding the terms of this Agreement or exchanged in connection with the negotiation of this Agreement or regarding the transactions contemplated hereby (such information the "Agreement-Specific Information"), or
(ii) any information regarding the actual or anticipated business or technology of the other party, in either case to the extent disclosed by the other party in connection with the transactions contemplated hereby or the performance by the other party of such party' obligations hereunder, including, without limitation, information regarding or which includes customers, business practices, business prospects, financial condition, pricing policies, processes, technical data or specifications, source code or any other proprietary information (such information is, the "Proprietary Information").

          (b) Notwithstanding the foregoing, each party may (i) disclose the Proprietary Information of the other party to such party's employees, directors, advisers, consultants, and representatives with a "need to know" and who agree to be subject to the confidentiality restrictions set forth in this Section 5.4 disclose all or such portion of the Agreement-Specific Information or the Proprietary Information of the other party as such party shall be ordered to disclose to a judicial or administrative agency of competent jurisdiction, provided that such party shall give the disclosing party reasonable notice of such order and a timely opportunity to attempt to preclude or limit such production, (iii) disclose the terms hereof to the extent necessary to comply with any applicable securities laws; and (iv) disclose the existence, general terms and the length of term of this Agreement with such party's current and prospective business partners and investors.

          (c) The obligations in this Section 5.4 shall not apply to any information disclosed by either party to the other party hereunder to the extent that, and after such time as, such information (i) becomes publicly available other than by a breach of this Agreement, (ii) is rightfully received by the non-disclosing party from a third party who is not under an obligation of confidentiality with respect thereto, (iii) can be demonstrated to have been independently developed by the non-disclosing party without access to or use of any of the Proprietary Information of the other party, or (iv) is known to the non-disclosing at the time of disclosure, provided that the non-disclosing party shall have promptly delivered to the other party written notice of such prior knowledge.

          (d) Each party agrees (except to the extent the such party has rights to such Proprietary Information in accordance with this Agreement) to (i) cease using the Proprietary Information of the other party upon the expiration or termination of this Agreement and (ii) promptly return to the other party all materials embodying the Proprietary Information of the other party upon the expiration or termination of this Agreement and, at any time prior thereto, promptly upon the written request of the other party (except to the extent the non-disclosing party has rights to such Proprietary Information in accordance with this Agreement).

     5.5  SNN Membership.  Concurrently with the execution of this Agreement,
          --------------
Photoelectron shall become a member of SNN and in connection therewith shall pay 50% of the applicable membership fee in two equal payments (i) one payable currently and (ii) one payable on or before January 1, 2000. The remaining 50% of such membership fee will be due and payable by Zeiss if and when the parties hereto reach agreement regarding commercialization of Product Four.

     5.6  Announcements.  Public announcements regarding this Agreement and/or
          -------------
the transactions contemplated hereby, including any use, reproduction, distribution or display of the respective trademarks, tradenames, servicemarks or logos of the other party, shall not be made by either party to this Agreement without the prior written approval of the other, unless otherwise required by applicable law or the rules of the Nasdaq Stock Market. In addition, neither party shall use the trademarks, tradenames, servicemarks or logos of the other party in any public advertising or promotional materials or campaigns without the prior written approval of the other.

     5.7  Cooperation and Reasonableness.  The parties hereto acknowledge and
          ------------------------------
agree that this Agreement is intended to address a complex series of rights and relationships, and that in the course of activity pursuant to this Agreement many matters may arise that require further clarification or memorialization and the parties hereto agree to negotiate in good faith with respect to such matters and to execute and deliver any and all documents and instruments reasonably necessary to effectuate such good faith negotiation.


                 ARTICLE VI.   REPRESENTATIONS AND WARRANTIES

     6.1  Representations and Warranties by Photoelectron.
          -----------------------------------------------

          (a) General.  Photoelectron represents and warrants to Zeiss that:
              -------
(i) Photoelectron is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) Photoelectron has the requisite corporate power and authority to execute and deliver, and to perform Photoelectron's obligations under, this Agreement; (iii) neither the execution and delivery of this Agreement by Photoelectron nor the performance by Photoelectron of Photoelectron's obligations hereunder will violate or conflict with (A) the provisions of any agreement to which Photoelectron is a party, or
(B) the provisions of any law, statute, rule, regulation, judgment, order, or decree of any domestic or foreign governmental, administrative, or judicial authority which, if violated, would have a material adverse effect on the ability of Photoelectron to perform Photoelectron's obligations hereunder and
(iv) there are now outstanding no products liability claims or actions against Photoelectron.

          (b) Regarding Photoelectron Intellectual Property.  Photoelectron
              ---------------------------------------------
represents and warrants that each element of the Photoelectron Intellectual Property does not and will not (with Photoelectron's knowledge): (a) violate any law or regulation, including without limitation, the laws and regulations governing export control, (b) be defamatory or trade libelous; (c) production, distribution, modification, exhibition and exploitation of the Photoelectron Intellectual Property in connection with the sale and distribution of the Products will not violate any copyright, patents, trade secrets or other intellectual or proprietary rights of any third party.

     6.2  Representations and Warranties by Zeiss.
          ---------------------------------------

          (a) General.  Zeiss represents and warrants to Photoelectron that:
              -------
(i) Zeiss is a trust foundation duly organized and validly existing under the laws of Germany; (ii) Zeiss has the requisite corporate power and authority to execute and deliver, and to perform Zeiss' obligations under, this Agreement; and (iii) neither the execution and delivery of this Agreement by Zeiss nor the performance by Zeiss of Zeiss' obligations hereunder will violate or conflict with (A) the provisions of any agreement to which Zeiss is a party, or (B) the provisions of any law, statute, rule, regulation, judgment, order, or decree of any domestic or foreign governmental, administrative, or judicial authority which, if violated, would have a material adverse effect on the ability of Zeiss to perform Zeiss' obligations hereunder.

          (b) Regarding Zeiss Intellectual Property.  Zeiss represents and
              -------------------------------------
warrants that each element of the Zeiss Intellectual Property, does not and will not (with Zeiss' knowledge): (a) violate any law or regulation, including without limitation, the laws and regulations governing export control, (b) be defamatory or trade libelous; (c) production, distribution, modification, exhibition and exploitation of the Zeiss Intellectual Property in connection with the sale and distribution of the Products will not violate any copyright, patents, trade secrets or other intellectual or proprietary rights of any third party.

                         ARTICLE VII.  NON-COMPETITION

     7.1  By Zeiss.  For good and valuable consideration, the receipt and
          --------
sufficiency of which is hereby acknowledged, Zeiss hereby covenants that neither Zeiss nor any of its Affiliates will, during the Term and for a period of six months following the termination or expiration of the Term, develop, distribute, license, sell, lease or otherwise represent in any form any product or technology that competes directly or indirectly with the Photoelectron Product Line.

     7.2  By Photoelectron.   For good and valuable consideration, the receipt
          ----------------
and sufficiency of which is hereby acknowledged, Photoelectron hereby covenants that neither Photoelectron nor any of its Affiliates will, during the Term and for a period of six months following the termination or expiration of the Term, within the Territory develop, distribute, license, sell, lease or otherwise represent in any form any product or technology that competes directly or indirectly with any Product other than the Photoelectron Product Line including without limitation, the Photon Radiosurgery System.

                        ARTICLE VIII.  INDEMNIFICATION

     8.1  Indemnification.
          ---------------

          (a)  Indemnification by Photoelectron.
               --------------------------------

              (i) Photoelectron agrees to indemnify, hold harmless and defend Zeiss and its Affiliates and Sublicensees, and their respective agents, representatives, employees and direct customers (the "Zeiss Group") from and against any and all claims, demands, suits, actions, or proceedings (hereinafter, collectively "Claims") brought by any third party (i) arising out of personal injury, death and/or property damage in connection with the use of any Photoelectron Component (excluding any uses of the Photoelectron Component for purposes other than those approved by Photoelectron), or (ii) which is based on any claim that any part of any Photoelectron Component or the sale or use thereof by Zeiss under this Agreement infringes any patent, any copyright, trade secret, any trade name, any trademark or intellectual property of any third party, or (iii) arising out of a violation by Photoelectron of any of the provisions of this Agreement (including, without limitation, breach of any of Photoelectron's representations or warranties in Article VI hereof), and all damages, costs, and expenses (including, without limitation, reasonable attorneys' fees and settlement costs, as applicable) sustained or incurred by the Zeiss Group in relation thereto, provided, in each case, that Photoelectron shall have no liability hereunder unless the applicable member of the Zeiss Group shall give Photoelectron prompt written notice upon discovery of each Claim and except to the extent such Claim occurs as a result of the negligent or willful acts or omissions of any member of Zeiss Group.

          (ii) Notwithstanding the foregoing, Photoelectron shall have no liability under this Section 8.1 for any claim by a third party that the manufacture, sale or use of any Photoelectron Component (whether or not incorporated in any other Product) caused personal injury, death or property damage or infringes any patent, copyright, trade secret or other intellectual property right in any of the following circumstances: (A) such Photoelectron Component was altered or modified by any member of the Zeiss Group or any third party without prior written authorization of Photoelectron and such alteration or modification resulted in or is the basis for the third party claim; (B) any member of the Zeiss Group failed to use the most current version of such Photoelectron Component when and if available and offered to Zeiss by Photoelectron if the use of such current model would have avoided such claim, except in the case in which the Photoelectron Component at issue had been already installed at the customer's site; (C) any member of the Zeiss Group or any third party used such Photoelectron Component in combination with any consumables, component, apparatus or software not furnished or authorized by Photoelectron pursuant to this Agreement and such combination resulted in or is the basis for the third party claim; (D) such Photoelectron Component was used in a manner for which it was not designed or specified; or (E) any member of the Zeiss Group owns an intellectual property right or has a license which precludes it from being held responsible for the claim of infringement.

          (b)  Indemnification by Zeiss.  Zeiss agrees to indemnify and defend
               ------------------------
Photoelectron and its Affiliates, and their respective agents, representatives, employees and direct customers (the "Photoelectron Group") from and against any and all claims, demands, suits, actions, or proceedings (hereinafter, collectively "Claims") brought by any third party (i) arising out of personal injury, death and/or property damage in connection with the use of any Product (other than the Photon Radiosurgery System) (excluding any uses of Products for purposes other than those approved), or (ii) which is based on any claim that any part of any Product (other than the Photon Radiosurgery System as a stand-alone device) infringes any patent, any copyright, trade secret, any trade name, any trademark or intellectual property of any third party, or (iii) arising out of a violation by Zeiss of any of the provisions of this Agreement (including, without limitation, breach of any of Zeiss' representations or warranties in
Article VI hereof), and all damages, costs, and expenses (including, without limitation, reasonable attorneys' fees and settlement costs, as applicable) sustained or incurred by the Photoelectron Group in relation thereto, provided, in each case, that Zeiss shall have no liability hereunder unless Photoelectron shall have given Zeiss prompt written notice upon discovery of each Claim and except to the extent such Claim occurs as a result of the negligent or willful acts or omissions of any member of Photoelectron Group.

     8.2  Claim Procedure.  Any party (in any case, an "Indemnitee") entitled or
          ---------------
potentially entitled to indemnification under this Article VII shall give notice to the indemnitor of a claim or other circumstances likely to give rise to a request for indemnification, promptly after such Indemnitee becomes aware of the same. Any applicable indemnitor shall be afforded the opportunity to undertake the defense of and to settle by compromise or otherwise any claim for which indemnification is available under this Article VII, with legal counsel approved by the Indemnitee (which approval shall not unreasonably be withheld). If an indemnitor so assumes the defense of any claim, the Indemnitee may participate in such defense with legal counsel of the Indemnitee's selection and at the expense of the Indemnitee. If the indemnitor, prior to the expiration of fifteen (15) days after the giving of notice of a claim by the Indemnitee under this Section 8.2, has not assumed the defense thereof, the Indemnitee may thereupon undertake the defense thereof on behalf of, and at the risk and expense of, the indemnitor, with all reasonable costs and expenses of such defense to be paid by the indemnitor. No compromise or settlement of any such claim shall be made without the prior consent in writing of the Indemnitee.

     8.3  Insurance.
          ---------

          (a)  Policies.  Each party shall procure and maintain, at its own
               --------
expense, in full force and effect at all times during which Products are being sold pursuant to this Agreement, product liability insurance with respect to the Products written by a responsible insurance carrier, Best Rated A, with a combined single limit of not less than Five Million Dollars ($5,000,000) with a maximum deductible or self-insurance retention amount of $5,000 per occurrence and $100,000 in the aggregate. Such insurance policy shall name both parties hereto as additional insureds and will provide for at least thirty (30) days prior written notice to the other party of the cancellation or substantial adverse modification thereof. Each party hereto shall deliver a certificate of such insurance to the other party promptly upon issuance of the policy and shall, from time to time as reasonably requested by such other party, furnish such other party with evidence of the maintenance thereof. If any of the insurance policies described in this of this Section 5.2 are written on a claims made basis, the applicable party maintaining such insurance agrees either to (i) continue to purchase such coverage or (ii) purchase an extended reporting period endorsement ("tail" insurance), in either instance for the entire Term of this Agreement (and any extensions of such Term), and for a period of five (5) years after the end of such Term.

          (b) Waiver.  Each party hereby waives any claims against the other
              ------
(whether founded upon the indemnification provisions contained in this Agreement or otherwise) to the extent any such claim is covered by, and loss proceeds are paid to and received by such waiving party, from the insurance either carried by or for the benefit of such waiving party, and provided such waiver: (i) is not in violation of the policies of insurance under which such loss proceeds are so paid; (ii) does not invalidate such insurance; and (iii) does not disproportionately increase the premiums thereof.


                           ARTICLE IX.  TERMINATION

     9.1. Termination of Agreement.  The initial term of this Agreement shall be
          ------------------------
for the period commencing on the date of this Agreement and ending on the third anniversary of the date hereof (such initial term, together with any extensions or renewals thereof is, the "Term"). This Agreement will automatically renew for two consecutive one (1) year terms thereafter unless either party gives written notice to the other party of its intention not to renew this Agreement at least ninety (90) days prior to the expiration of the initial or any renewal term hereof. This Agreement may also be canceled at any time by either party upon thirty (30) days prior written notice upon breach of any material term or condition of this Agreement, and this Agreement shall be deemed terminated at the end of such thirty (30) day period if such breach is not cured before such date. This Agreement may also be terminated for cause on or after December 31, 2000, upon 90 days notice, if Zeiss fails to meet the sales objectives set forth in its then current Sales Plan. This Agreement may be terminated by Zeiss upon
(i) the filing by or with respect to Photoelectron, either voluntarily or involuntarily, of any Chapter 7 bankruptcy petition, or Chapter 13 reorganization, in either case in accordance with the U.S. Bankruptcy Code, provided, however, that Zeiss may not so terminate this Agreement upon such an involuntary filing if Photoelectron successfully contests any such involuntary filing within ninety (90) days following such filing; or (ii) a change in "control" of Photoelectron, meaning a change in the direct or indirect ownership of more than 50% of the voting stock of Photoelectron or the power to elect or appoint a majority of the Board of Directors of Photoelectron but only if such voting stock or such power is acquired by a direct or indirect competitor of Zeiss in the Field. Prior to any termination of this

Agreement pursuant to this Section 9.1, the parties hereto shall exercise commercially reasonable efforts to negotiate in good faith acceptable terms for continuing this Agreement without such termination.

     9.2  Survival.  Termination of this Agreement will not release Zeiss or
          --------
Photoelectron from the obligation to pay any amounts owing the other, nor release Zeiss from the obligation to pay for orders accepted by Photoelectron prior to the effective date of termination, nor Photoelectron's obligation to deliver the Product whose order has been accepted prior to the date of such termination. In addition, and without limiting the foregoing, both parties agree to negotiate in good faith with respect to how to maintain the Products delivered to locations in the Territory (or orders for which have been accepted by Photoelectron) prior to the date of such termination. Without limitation of the foregoing, the provisions of Sections 3.1, 3.4, 3.5, 4.8, 4.9, 4.10, 5.3, 5.4, 7.1, 7.2, 8.1, 8.2, 8.3, 9.2, 11.3, 11.8 and 11.12 any expiration or termination of this Agreement.

                        ARTICLE X.  DISPUTE RESOLUTION

     10.1 In the event of any dispute with respect to any provision of this Agreement, either party hereto may give written notice to other of such dispute (a "Dispute Notice") and the parties shall thereafter proceed as follows:

     (i) Photoelectron Product Manager on behalf of Photoelectron and the Zeiss Product Manager on behalf of Zeiss, or such other representatives as may be designated by each party from time to time shall negotiate in good faith with respect to such dispute and shall be authorized to bind the respective parties with respect to the resolution of such dispute.

     (ii)  If the dispute is not resolved in accordance with the foregoing
           (i) within ten (10) days following the transmission of the Dispute Notice, a representative from senior management of each party shall negotiate in good faith with respect to such dispute.

     (iii) If the dispute is not resolved in accordance with the foregoing
           (i) or (ii) within twenty (20) days following the transmission of the Dispute Notice, the parties shall in god faith attempt to identify an individual (a "Conciliator") to be appointed for the purpose of resolving the dispute by determining the course of action in the best interest of the parties. Any conciliation conducted pursuant to this subsection (iii) shall be conducted in accordance with such procedures as may be agreed upon by the parties or as may be established by the Conciliator. A decision of the Conciliator shall have the same force and effect as an arbitral award rendered pursuant to Section 10.2 hereof.

     (iv)  If the dispute is not resolved in accordance with the foregoing
           (i), (ii) or (iv) within forty (40) days following the transmission of the Dispute Notice, the shall be settled by binding arbitration in accordance the following Section 10.2.

     10.2  Arbitration.
           -----------

           (a) The party desiring to invoke the process set forth herein (the "Initiating Party") shall initiate the proceedings for such determination by notice to the other party (the "Responding Party") and by designating the name and address of an arbitrator willing to act. Within ten (10) days after receipt by the Responding Party of such notice, the Responding Party shall, by notice to the Initiating Party, designate the name and address of another arbitrator willing so to act. If the Responding Party does not designate such an arbitrator within said ten (10) day period, the arbitrator designated by the Initiating Party shall alone conduct the arbitration. Any arbitrator designated by either party hereto must have significant experience in the medical device industry.

           (b) If two arbitrators have been designated as aforesaid, such arbitrators shall appoint an additional arbitrator (the "Additional Arbitrator") who is willing so to act, and notice of such designation shall be given to the Initiating Party and to the Responding Party. If the two arbitrators appointed do not, within a period of ten (10) days after the appointment of the latter of them, agree upon and designate an Additional Arbitrator willing so to act, either arbitrator may request the American Arbitration Association ("AAA") to designate a third arbitrator willing so to act, or, in the absence of such designation by the AAA after an additional ten (l0) day period, a court of competent jurisdiction, and an arbitrator so appointed shall, for all purposes, have the same standing and powers as though seasonably appointed by the arbitrators first appointed. Each arbitrator appointed hereunder shall have significant experience in the medical device industry.

           (c) In case of the inability or refusal to serve of any person designated as an arbitrator or in case any arbitrator for any reason ceases to be such, an arbitrator to fill such vacancy shall be appointed by the Initiating Party, Responding Party, Additional Arbitrator, AAA or court of competent jurisdiction, as the case may be, whichever made the original appointment, and any arbitrator so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.

           (d) The arbitrators shall, forthwith upon their appointment, (a) hear the Initiating Party and Responding Party and their witnesses, (b) examine such documents and records as may, in their judgment, be necessary and (c) render a written award resolving the dispute.

           (e) Any resolution by the sole arbitrator, if there be only one, or by a majority of the arbitrators, shall be final and binding upon the parties or, if a majority of the arbitrators are unable to agree, the average of the two closest arbitrators shall be final and binding upon the parties. Judgment may be entered on the arbitrators award in any court of competent jurisdiction in accordance with the laws of the Commonwealth of Massachusetts governing the enforcement of arbitration awards.

           (f) Each party shall be entitled to reasonable notice of the time and place of hearings to be held by the arbitrators (but only such hearings held for the purpose of hearing the parties and witnesses), to be present at such hearings and to be represented by counsel at such hearings. However, if a party shall fail, refuse or neglect to appear at a hearing, having been afforded such notice, the arbitrators may act in the absence of such party at such hearing. Further, the arbitrators shall permit and facilitate discovery by the parties as the arbitrators shall deem appropriate, taking into account the needs of the parties and the desirability of making discovery expenditures cost effective. The arbitrators shall also issue orders to protect the confidentiality of trade secrets and other sensitive or confidential information.

     10.3  Implementation.
           --------------

           (a) The parties hereto agree to cooperate with one another in causing an conciliation or arbitration to be held in as efficient and expeditious a manner as practicable and in that connection to furnish such documents and make available such of their respective personnel as the Conciliator or arbitrator may request.

           (b) The costs, other than counsel fees, of any dispute resolution, conciliation or arbitration pursuant to this Article X shall be borne equally by the parties hereto.

           (c) The parties hereto agree to take whatever steps may be necessary to implement the decision of any Conciliator, pursuant to Section 10.1, or arbitrator or arbitrators, pursuant to Section 10.2. Unless such failure is waived in writing by the other party, any party's failure to cooperate with or abide by a Conciliator's or arbitrator's decision pursuant to this Article X shall be deemed to be a default under this Agreement by such party.


                          ARTICLE XI.  MISCELLANEOUS

     11.1  No Agent or Legal Representative Status.   This Agreement does not
           ---------------------------------------
make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other. Neither party owes the other any fiduciary obligation. The parties expressly acknowledge that no franchise, partnership or joint venture relationship exists or is intended to exist between the parties hereto during the term of this Agreement.

     11.2. Parties' Responsibility for Their Own Operations.  Except as
           ------------------------------------------------
provided otherwise in this Agreement, each of the parties hereto shall have no liability in connection with the establishment or conduct of the other party hereto, including without limitation with respect to expenditures, liabilities and obligations incurred or assumed by such other party in connection with such other party's responsibilities under this Agreement.

     11.3  Taxes.  Each party hereto shall pay all applicable taxes and will
           -----
file required tax returns related to such party's operations and activities pursuant to this Agreement and will hold the other party hereto harmless from any claims or demands made by any taxing authority with respect thereto.

     11.4  Excused Performance.  Neither party shall be liable for, or be
           -------------------
considered to be in breach of or default on account of, any delay or failure to perform as a result of any cause or condition beyond such party's reasonable control (including, but not limited to: fire, casualty, storms, flood and acts of God or the elements; court orders; acts, delays and failures to act by civil, military or other governmental authority; strikes, lockouts, labor disputes, riots, insurrections, sabotage and war; breakdown or destruction of, or damage or casualty to, any equipment, facilities or other property; unavailability of materials, supplies, parts, equipment personnel or other necessary items; interruption, suspension, curtailment or other disruption of utilities and/or network or similar facilities; and acts or omissions of persons or entities other than the parties hereto, as applicable).

     11.5  Entire Agreement; Modification.  This Agreement constitutes the
           ------------------------------
entire agreement of the parties hereto, and supersedes any and all prior or contemporaneous documents, correspondence, proposals, representations, and agreements, written or oral, between the parties hereto with regard to the matters addressed herein. No amendment, modification or waiver of any of the provisions of this Agreement shall be valid unless set forth in a written instrument signed by the party or parties to be bound thereby.

     11.6  Assignment of Rights or Delegation of Duties.  Neither this
           --------------------------------------------
Agreement, nor the rights or obligation of either party hereunder, may be sold, assigned or otherwise transferred without the prior written approval of the other party.

     11.7  No Third Party Beneficiaries.  The provisions of this Agreement are
           ----------------------------
for the sole and exclusive benefit of the parties hereto, their respective successors and permitted assigns, in each case as their respective interests may appear. No provision of this Agreement shall be deemed for the benefit of any other person or entity, including, without limitation, any third party.

     11.8  Notices.  Any notice required or permitted to be given under this
           -------
Agreement shall be in writing and shall be deemed sufficiently given (a) the following business day after having been timely sent by reputable overnight courier service for priority, next day delivery, (b) upon confirmation of receipt by the recipient after having been sent by electronic mail or fax, in each case to the applicable party's street address, e-mail address, or fax number as set forth below (as the same may be amended by such party upon written notice to the other), or by such other means as the parties may hereafter agree in writing, and shall only be effective if delivered to all addressees indicated as follows:

If to Photoelectron:                    If to Zeiss:

5 Forbes Road                           Carl Zeiss
Lexington, Massachusetts USA 02173      D - 73446 Oberkochen, Germany
Attention:  President                   Attn: Vice President Surgical Products
Facsimile Number: 781-861-0129          Division
                                        Facsimile Number:  ++49 (73 64)20-2117


     11.9  Applicable Law.  This Agreement shall be governed by and construed in
           --------------
accordance with the laws of the State of New York, U.S.A., applicable to contracts made, accepted and performed wholly within such state, without application of principles of conflicts of laws.

     11.10  Official Language.  The official language of this Agreement shall be
            -----------------
English.

     11.11  No Waiver.  No waiver by either party to this Agreement of any
            ---------
provision hereof, and no failure by either party to exercise any of such party's rights or remedies hereunder, shall be deemed to constitute a waiver of such provision, right, or remedy in the future, or of any other provision, right, or remedy hereunder, unless such waiver shall be set forth in a written instrument signed by the party against whom such waiver is sought to be enforced.

     11.12  Headings.  The headings used in this Agreement are for convenience
            --------
only and shall in no way affect the scope or construction of any provision hereof.

     11.13  Severability.  If any provision of this Agreement shall be held by a
            ------------
court of competent jurisdiction to be invalid, void, or unenforceable, such provisions shall be construed in all respects as if such invalid or unenforceable provision were replaced with a valid and unenforceable provision as similar as possible to the one replaced, and the remainder of this Agreement shall continue in full force and effect and shall not be invalidated impaired or otherwise affected.

     11.14  Remedies Cumulative.  The rights and remedies of the parties set
            -------------------
forth herein are in addition to and not in lieu of any other right or remedy afforded to the parties under any other provision of this Agreement, by law, or otherwise.

     11.15  Counterparts.    This Agreement may be executed in one or more
            ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto through their respective duly authorized representatives have executed and delivered the Agreement as of the date first above written.


PHOTOELECTRON CORPORATION               CARL ZEISS OBERKOCHEN



By: /s/ Euan S. Thomson                 By: /s/ Michael Kaschke
    --------------------------              -----------------------------
Title: President and Chief              Title: Vice President Surgical
       Operating Officer                       Products Division
  duly authorized hereunto                duly authorized hereunto


                                        By: /s/ Ulrich Krauss
                                            -----------------------------
                                        Title: Director of Sales, Surgical
                                               Products
                                          duly authorized hereunto



Schedule 1:  Photoelectron Product Line
Schedule 2.1:  Product Two Development Plan
Schedule 2.2:  Product Three Development Plan
Schedule 4.1(b)(i):  Sales Plan
Schedule 4.3(a):  Price List
Schedule 4.9(a):  Photoelectron Limited Warranty
Schedule 4.10:  Service Contract
Schedule 5.1:  Form of Warrant

                                   Schedules
                                   ---------

SCHEDULE 1:  PHOTOELECTRON PRODUCT LINE
-----------

                          PHOTOELECTRON PRODUCT LINE
                          --------------------------
                                 (August 1999)
                                 -------------


1.   CORE PHOTON RADIOSURGERY SYSTEM
     -------------------------------

     OPERATIONAL SET
     ---------------
          .  Control Console (CC)
          .  X-Ray Source (XRS) with 10cm x 3.2mm probe
          .  External Radiation Monitor (ERM)
          .  Disposable Probe Sheaths (box of 10)

     QUALITY ASSURANCE SET
     ---------------------
          .  Photodiode Array
          .  Probe Adjuster and Ionization Chamber Holder (PAICH)
          .  Ionization Chamber
          .  External Radiation Monitor Test Adapter
          .  Electrometer
          .  V-block Alignment Tool Set

     STERILIZATION AND STORAGE SET
     -----------------------------
          .  XRS Sterilization/Storage Tray
          .  ERM Sterilization/Storage Tray
          .  PDA and PAICH/Storage Sterilization Tray

     PRS TREATMENT SYSTEM OPERATOR MANUAL
     ------------------------------------

2.   CLINICAL THERAPY PACKAGES
     -------------------------

     INTERSTITIAL RADIOSURGERY (Inter-Cranial)
     -------------------------
          .  Stereotactic Frame Adapter System
          .  Dilator Set
          .  Dilator Manual
          .  Dilator Sterilization/Storage Tray Set
          .  Sterile Sheaths

                              Schedules Page -1-

3.   UPGRADE OPTIONS
     ---------------

     WP400 WATER PHANTOM
     -------------------
     (the cost includes electrometer and computer = *)

     CCD MICRODENSITOMETER SET
     -------------------------

     CRW STEREOTACTIC FRAME ADAPTER SYSTEM
     -------------------------------------

     DILATOR SET WITH STERILIZATION TRAY
     -----------------------------------

     ADDITIONAL X-RAY SOURCE
     -----------------------
     DISPOSABLES
     -----------
          .  CCD 400 Microdensitometer Film (Gaff Chromic Film)
          .  Controle Console Thermal Paper
          .  XRS Probe Sheaths (box of 10)

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

                              Schedules Page -2-

SCHEDULE 2.1:  PRODUCT TWO DEVELOPMENT PLAN
-------------------------------------------


                              Schedules Page -3-

SCHEDULE 2.2:  PRODUCT THREE DEVELOPMENT PLAN
---------------------------------------------


                              Schedules Page -4-

SCHEDULE 4.1(b)(i):  SALES PLAN
-------------------------------

The Sales Plan for the period ending December 31, 2001 is as follows:

[minimum of 80 PRS Units sold. This number assumes that a suitable distribution channel for Product Three can be rapidly identified. The expectation for the Products other than Product Three is 60 Units.]


The Sales Plan for each subsequent calendar year during the term of this Agreement shall be established by Photoelectron and Zeiss in accordance with
Section 4.1(b)(i) of this Agreement and incorporated into this 4.1(b)(i).

                              Schedules Page -5-

SCHEDULE 4.3(a):  PRICE LIST
----------------------------

                      CURRENT U.S. DISTRIBUTOR PRICE LIST

                                                                    TRANSFER
                                                                      PRICE
                                                                      -----

1.   CORE PHOTON RADIOSURGERY SYSTEM                                    *
     -------------------------------

     OPERATIONAL SET
     ---------------
          .  Control Console (CC)
          .  X-Ray Source (XRS) with 10cm x 3.2mm probe
          .  External Radiation Monitor (ERM)
          .  Disposable Probe Sheaths (box of 10)

     QUALITY ASSURANCE SET
     ---------------------
          .  Photodiode Array
          .  Probe Adjuster and Ionization Chamber Holder (PAICH)
          .  Ionization Chamber
          .  External Radiation Monitor Test Adapter
          .  Electrometer
          .  V-block Alignment Tool Set

     STERILIZATION AND STORAGE SET
     -----------------------------
          .  XRS Sterilization/Storage Tray
          .  ERM Sterilization/Storage Tray
          .  PDA and PAICH/Storage Sterilization Tray

     TRAINING FOR TWO PHYSICISTS (Photoelectron Components
     ---------------------------
     only, exclusive of travel)

     PRS TREATMENT SYSTEM OPERATOR MANUAL
     ------------------------------------

     PHOTOELECTRON LIMITED WARRANTY
     ------------------------------

2.   CLINICAL THERAPY PACKAGES
     ---------------------------

     INTERSTITIAL RADIOSURGERY (Inter-Cranial)                          *
     -------------------------
          .  Stereotactic Frame Adapter System
          .  Dilator Set
          .  Dilator Manual
          .  Dilator Sterilization/Storage Tray Set
          .  Sterile Sheaths

                              Price List Page -1-

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

                                                                    TRANSFER
                                                                      PRICE
                                                                      -----

3.   UPGRADE OPTIONS
     ---------------

     WP400 WATER PHANTOM                                                *
     -------------------
     (the cost includes electrometer and computer =
      $7,000)

     CCD MICRODENSITOMETER SET                                          *
     -------------------------

     CRW STEREOTACTIC FRAME ADAPTER SYSTEM                              *
     -------------------------------------

     DILATOR SET WITH STERILIZATION TRAY                                *
     -----------------------------------

     ADDITIONAL X-RAY SOURCE (bought within warranty period             *
     -----------------------
     of system)
     (bought independently)                                             *

     DISPOSABLES/CONSUMABLES
     -----------------------

          .  CCD 400 Microdensitometer Film
             (Gaff Chromic Film)                                        *
          .  Controle Console Thermal Paper                             *
          .  XRS Probe Sheaths (box of 10)                              *

4.   TRAINING, INSTALLATION, SERVICE AND REPAIR
     ------------------------------------------

     A.  Customer Training (Photoelectron Components)*
             Training for one physicist*                                *
             Training for additional physicist*                         *
             Hourly Training Rate*                                      *

     B.  Installation
             Installation Rate (per PRS Unit)*                          *
             Installation Training Rate (per hour)*                     *

     C.  Service Contract (per PRS Unit, per year)                      *

     D.  Service Rates (no Service Contract; on-site hours
         are for hours actually on-site, minimum 2 hours per
         service call)
             BASE HOURLY RATE*                                          *
             OVERTIME (PER THEN CURRENT ZEISS POLICIES) HOURLY
               RATE*                                                    *
             DOUBLE OVERTIME (PER THEN CURRENT ZEISS POLICIES)
               HOURLY RATE*                                             *

* In addition to any such rates, Zeiss shall also reimburse Photoelectron for reasonable out of pocket travel expenses incurred by Photoelectron's representatives (meals, airfare - economy class, hotel, local transportation, etc.) in providing the services.

                              Price List Page -2-



* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
I. CORE PHOTON RADIOSURGERY
   SYSTEM

OPERATIONAL SET
---------------

  Control Console Set (CC)                                                              47000007                          *
                                   PRS400 Control Console (modified by country
                                     according to 47000266)                             47000064        .                 *
                                   PRS400 Control Console Cart                          46000321                          *
                                   PRS400 Power Cord Control Console, USA               40000017        .                 *
                                   PRS400 Control Console, Connector                    37000070        .                 *
                                   PRS400 Control Console, Interlock Plug w/ Chain      47000182        .                 *
                                   PRS400 Control Console, Keys                         46000185        .                 *
                                   PRS400 Control Console Thermal Paper                 43000318                          *
                                   PRS400 Control Console Power Cord                    40000021                          *
                                   PRS400 Control Console Fuses                         40000434                          *
                                                                                        40000433                          *
 X-Ray Source (XRS) with
  10cm x 3.2mm probe Set                                                                47000009        .                 *
                                   PRS400 XRS w/ Protector                              47000001                          *
                                   PRS400 Cable from XRS To CC                          47000050        .                 *
                                   PRS400 XRS Probe Protector                           46000063        .                 *
                                   PRS400 XRS Probe Protector Thumb Screw               42001294        .                 *
                                   PRS400 XRS Sterilization Tray                        43000006        .                 *

                              Parts List Page -1-


* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
PRS400 Treatment System
  Operator's Manual                                                                     99200001        .                 *

External Radiation Monitor
  (ERM) Set                                                                             47000004        .                 *
                                   PRS400 External Radiation Monitor (ERM)              47000005        .                 *
                                   PRS400 External Radiation Monitor Cable              47000048        .                 *
                                   PRS400 External Radiation Monitor Test Adapter       46000119        .                 *
                                   PRS400 External Radiation Monitor and Test Adapter
                                     Sterilization Tray                                 43000280        .                 *


                                   Screws to connect to CRW Frame Adapter                 Sum                             *
                                                                                        42000796                          *
                                                                                        42001195                          *
                                                                                        42000794                          *
                                                                                        42000690                          *

QUALITY ASSURANCE SET                                                                                                     *
---------------------

Photodiode Array and
  Probe Adjuster /                                                                      46000060                          *
  Ionization Chamber Holder
                                   Probe Adjuster / Ionization Chamber Holder (PAICH)   46000058        .                 *

                              Parts List Page -2-


* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
                                   Photodiode Array (PDA)                               47000003        .                *
                                   Cable for (PAICH to CC) and (PDA to CC)              47000049        .                *
                                   PAICH and PDA Sterilization Tray                     43000005                         *

Ionization Chamber Set                                                                  47000059        .                *
                                   PRS400 Electrometer Calibrated                       69000008                         *
                                   PRS400 Ionization Chamber, Calibrated                69000009        .                *
                                   PRS400 Ionization Chamber Cable                      47000188        .                *
                                   PRS400 Ionization Chamber Shield                     46000108        .                *
                                   PRS400 Ionization Chamber Shield Cover               43000310                         *
                                   PRS400 Ionization Chamber Shield Wand                43000311                         *
                                   PRS400 Ionization Chamber Set Case w/ Label          98000001                         *

Electrometer Details               PRS400 Electrometer, 120V/240v, Calibrated           69000008                         *
                                   Power Fuse, Electrometer, 115 V, 315 mA              40000188                         *
                                   Power Fuse, Electrometer, 230 V, 160 mA              40000187                         *



V-block Alignment Tool Set                                                              46000062        .                *
                                   V-Block Alignment Tool ( aka PTS Accessory)          46000061        .                *

                              Parts List Page -3-

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----

STERILIZATION/STORAGE SET
-------------------------

                                   XRS Sterilization/Storage Tray                       43000006        .                *
                                   ERM Sterilization/Storage Tray                       43000280        .                *
                                   PDA sterilization/Storage Tray                       43000005        .                *

II. UPGRADE OPTIONS

WATER PHANTOM                                                                           46000240                         *

Enclosure and Electronics                                                               46000163                         *
Enclosure                                                                               46000125                         *
                                   WP400 Motion controller driver                       47000252                         *
                                   WP400 Electrometer                                   69000008                         *
                                   WP400 Ion Chamber NIST Calibrated                    69000009                         *
                                   WP 400 Industrial Hardened PC                        47000167                         *
                                   WP400 Water Phantom System Alignment Probe
                                     (aka Dummy)                                        43000752                         *
                                   WP 400 Ink Jet Printer                               69040004                         *
                                   WP400 WP 400 software set Windows 1995 version       66000081                         *
                                   WP400 Input Power Module                             40000405                         *
                                   WP400 Line Cord  10 amp 125 VAC  Power supply
                                     to Enclosure                                       40000021                         *
                                   Power Fuse, WP400 Water Phantom System, 5A,
                                      for 200-240V                                      40000303                         *
                                   Power Fuse, WP400 Water Phantom System, 10A,
                                      for 100-120V                                      40000286                         *
                                   WP400 Cabinet Line Cord Europe Cntl Box              40000412                         *

                              Parts List Page -4-

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
                                   WP400 Cabinet Line Cord Japan Cntl Box               40000413                         *
                                   WP400 Cabinet Line Cord USA Cntl Box 110 Volt        40000411                         *

Water Tank                                                                              46000162                         *
                                   Probe Height Setup Wedge                             43000498       CFM               *
                                   Bearing X Axis includes lead screws
                                     (prone to leaking lubricant)                       46000174                         *
                                   Bearing Z Axis includes lead screws
                                     (prone to leaking lubricant)                       46000175                         *
                                   Ion Chamber Holder                                   43000486                         *
                                   Power Fuse, 1.5 A                                    40000174                         *

                                   WP400 Water Phantom System Operator's Manual         99200008                         *
                                   WP400 Kit Packaging  Water Phantom Enclosure         80000051                         *
                                   WP400 Kit Packaging Water Tank                       80000050                         *

CCD 400 MICRODENSITOMETER  (CFM)                                                        46000370                         *
--------------------------------
                                   Light tight cabinet                                   4631850                         *
                                   ST6 C4D Imaging Camera                                4631300                         *
                                   Lens Focal Length + Aperture 28mm f/4-16              4631311                         *
                                   Precision Lightbox (Optimized for Radiochromic
                                     Film)                                              47000027
                                   470nm, 8x10                                          47000018                         *
                                   558nm, 8x10                                          47000017                         *
                                   665nm, 8x10                                          47000016                         *

                              Parts List Page -5-

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
                                   470nm, 4x5                                           47000015                         *
                                   558nm, 4x5                                           47000014                         *
                                   665nm, 4x5                                           47000013                         *
                                   Phantom for Radiochromic Film (Hand-Grenade)           XPA100                         *
                                   CCD100 Microdensitometer Operator's Manual           99200004                         *
                                   CCD100 Microdensitometer Software                    66000004                         *

CRW STEREOTACTIC FRAME XRS
--------------------------
ADAPTER SET                                                                             46000056                         *
-----------
                                   PRS400 Stereotactic Frame (Radionics, CRW)
                                     Adapter XRS Bushing                                46000115                         *
                                   PRS400 Stereotactic Frame (Radionics, CRW)
                                     Adapter XRS Slide Mount                            46000057                         *
                                   PRS400 Stereotactic Frame (Radionics, CRW)
                                     Sterilization Tray                                 43000003                         *

DISPOSABLE SHIELD SET (CFM)                                                             46000627                         *
---------------------------
                                   Applicator Shield, Spherical, 1.5cm                  46000285                         *
                                   Applicator Shield, Spherical, 2.0cm                  46000628                         *
                                   Applicator Shield, Spherical, 2.5cm                  46000629                         *
                                   Applicator Shield, Spherical, 3.0cm                  46000630                         *
                                   Applicator Shield, Spherical, 3.5cm                  46000631                         *
                                   Applicator Shield, Spherical, 4.0cm                  46000632                         *
                                   Applicator Shield, Spherical, 4.5cm                  46000633                         *
                                   Applicator Shield, Spherical, 5.0cm                  46000634                         *

                              Parts List Page -6-


* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----

DILATOR SET WITH STERILIZATION
TRAY                                                                                    46000051                         *
----
                                   PRS400 Dilator 2.0mm                                 46000052                         *
                                   PRS400 Dilator 2.5mm                                 46000053                         *
                                   PRS400 Dilator 3.0mm                                 46000054                         *
                                   PRS400 Dilator 3.5mm                                 46000055                         *
                                   PRS400 Dilator Body                                  43000007                         *
                                   PRS400 Dilator Sterilization Tray                    43000002                         *
                                   PRS400 Dilator User's Manual                         99200002                         *


ADDITIONAL X-RAY SOURCE                                                                 47000009                         *
-----------------------

DISPOSABLE
----------

Disposable Shield Set                                                                   46000627                         *
                                   PRS400 Applicator Shield, Spherical, 1.5cm
                                     (PRS3 Compatible,                                  46000285                         *
                                   Prototype)
                                   PRS400 Applicator Shield, Spherical, 2.0cm
                                     (PRS3 Compatible,                                  46000628                         *
                                   Prototype)
                                   PRS400 Applicator Shield, Spherical, 2.5cm
                                     (PRS3 Compatible, Prototype)                       46000629                         *
                                   PRS400 Applicator Shield, Spherical, 3.0cm
                                     (PRS3 Compatible, Prototype)                       46000630                         *

                              Parts List Page -7-


* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

             CUSTOMER NOMENCLATURE
                                                                                                                       TRANSFER
             SET                                    PART                                  PART #                       PRICE
             ---                                    ----                                  ------                       -----
                                   PRS400 Applicator Shield, Spherical, 3.5cm
                                     (PRS3 Compatible, Prototype)                       46000631                         *

                                   PRS400 Applicator Shield, Spherical, 4.0cm
                                     (PRS3 Compatible, Prototype)                       46000632                         *

                                   PRS400 Applicator Shield, Spherical, 4.5cm
                                     (PRS3 Compatible,                                  46000633                         *
                                   Prototype)
                                   PRS400 Applicator Shield, Spherical, 5.0cm
                                     (PRS3 Compatible,                                  46000634                         *
                                   Prototype)

Other Disposables                  CCD400 Microdensitometer Film                        43000873                         *
                                   PRS400 Control Console, Thermal Paper                43000318                         *
                                   PRS400 XRS Sheaths, Box of 10                        46000049                         *

                              Parts List Page -8-

* Omitted pursuant to request for confidential treatment and filed separately with the Commission.

Schedule 4.10:  Service Contract
--------------------------------

A Service Contract purchased with respect to any Core Photon Radiosurgery System purchased by Zeiss from Photoelectron includes the following services:

(i) full parts and labor coverage on all Photoelectron Components sold to Zeiss for the Product in which such Core Photon Radiosurgery System is incorporated;

(ii)  one on-site preventative maintenance inspection per year;

(iii) software maintenance on the control console;

(iv) training of Zeiss service personnel according to a schedule to be mutually agreed between Zeiss and Photoelectron, and

(v) travel costs and expenses in connection with the foregoing throughout the United States at no charge with a FLAT ADDITIONAL FEE OF $2,500 per contract year, if any, in which travel outside the United States is necessary.

                                   Page -1-

SCHEDULE 4.9(a):  PHOTOELECTRON LIMITED WARRANTY
------------------------------------------------

Photoelectron warrants that each Photoelectron Component (excluding consumables such as sheaths and other limited use components) sold to Zeiss pursuant to this Agreement will be free of defects in design, material or workmanship for a period of twelve (12) months from the date of installation. If the equipment fails to satisfy this warranty, Zeiss will promptly notify Photoelectron of such failure within the warranty period. At Photoelectron's option Photoelectron will repair or replace the defective equipment. Zeiss will not return any equipment or component to Photoelectron without Photoelectron's prior written authorization. If Photoelectron is unable to repair or replace the equipment after reasonable efforts, Photoelectron will, as Zeiss' exclusive remedy, refund the portion of the purchase price previously paid by Zeiss that is attributable to the defective equipment. Notwithstanding the foregoing provisions, Photoelectron shall have no obligation or responsibility to repair or replace any defective equipment if the defect was caused by: (a) Zeiss' or Zeiss' customer's failure to properly operate, sterilize or maintain the equipment in accordance with Photoelectron's written instructions; (b) any attempted repair or modification of the equipment that is not performed or authorized in writing by Photoelectron; (c) any power failure, power surge, fire, water damage, Act of God or other circumstance or event not within Photoelectron's reasonable control; (d) any damage resulting from transporting or improperly handling the equipment; (e) normal wear and tear; or (f) any other act or omission of Zeiss, Zeiss' agents or any other third party except as provided in this Agreement.

                           Form of Warranty Page -1-

SCHEDULE 5.1:  FORM OF WARRANT
------------------------------

NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY SECURITIES PURCHASABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS.


                           Photoelectron Corporation
                                 5 Forbes Road
                        Lexington, Massachusetts 02421



                            STOCK PURCHASE WARRANT


Date of Issuance: _________, ____      Right to Purchase ________
                                               Shares of Common Stock
                                               (subject to adjustment)
Warrant # __

     For value received, Photoelectron Corporation, a Massachusetts corporation (the "Company"), hereby grants to Carl Zeiss Oberkochen, a trust foundation organized and existing under the laws of Germany, or its registered assigns (the "Registered Holder"), the right to purchase from the Company ______ shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 hereof) at a price of $____ per share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     1.  Definitions.  As used in this Warrant, the following terms have the
         -----------
meanings set forth below:

         "Commission" means the Securities and Exchange Commission, or any other
         ------------
Federal agency at the time administering the securities laws of the United
States.

                           Form of Warranty Page -1-

     "Common Stock" means the Company's Common Stock, $.01 par value per share.
     --------------

     "Date of Issuance" shall have the meaning specified in Section 10 of this
     ------------------
Warrant.

     "Market Price" is defined as the average of the daily closing prices for
     --------------
the 20 consecutive trading days, immediately preceding the date of computation. The closing price for each day shall be (i) if the shares of Common Stock are listed or admitted to trading on a principal national securities exchange or the Nasdaq National Market, the last reported sales price on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or on the Nasdaq National Market or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange or the Nasdaq National Market, the average of the highest bid and lower asked prices, as reported on the Automated Quotation System of the National Quotations Bureau, Incorporated or an equivalent, generally accepted reporting service. If at any time such security is not listed on any domestic securities exchange or quoted in the Nasdaq System or the domestic over-the-counter market, the "Market Price" will be the fair value thereof determined by the Board of Directors in good faith.

     "Nasdaq System" means the Nasdaq Inter-Dealer Quotation System or such
     ---------------
other similar inter-dealer quotation system as may in the future be used generally by members of the National Association of Securities Dealers, Inc., for the over-the-counter transactions in securities.

     "Registrable Securities" means the shares of Warrant Stock, and any other
     ------------------------
shares of capital stock of the Company issued in respect of the Warrant Stock (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events), provided, however, that any shares of Warrant Stock previously sold by the Registered Holder to the public pursuant to a registered public offering or Rule 144 under the Securities Act shall cease to be Registrable Securities.

     "Registration Statement" means a registration statement (other than with
     ------------------------
respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities) filed by the Company with the Commission under the Securities Act for a public offering and sale of securities of the Company.

     "Person" means an individual, a partnership, a corporation, a limited
     --------
liability company, a trust, a joint venture, an unincorporated organization or any other entity or a government or any department or agency of a government.

     "Securities Act" means the Securities Act of 1933, as amended, or any
     ----------------
similar Federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

                           Form of Warranty Page -2-

     "Warrant" or "Warrants" means this Warrant and all stock purchase warrants
     -----------------------
issued in exchange therefor pursuant to the terms thereof.

     "Warrant Stock" means shares of the Company's authorized but unissued
     ---------------
Common Stock; provided that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2.   Exercise of Warrant.
          -------------------

          2.1  Exercise Period.  The Registered Holder may exercise this
               ---------------
Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time prior to the fifth anniversary of the Date of Issuance of the Warrant (the "Exercise Period").

          2.2  Exercise Procedure.
               ------------------

               (a) This Warrant may be exercised by the Registered Holder in whole or in part (but not as to fractional shares of Warrant Stock) by the surrender of this Warrant and delivery of an executed Notice of Exercise in the form appended hereto duly executed by the Registered Holder to the Company at its principal office at any time or times during the Exercise Period accompanied by payment for the Warrant Stock as to which this Warrant is being exercised by wire transfer to an account designated by the Company or by certified or bank check. In the event of a partial exercise of this Warrant, this Warrant will be canceled and the Company will deliver a new Warrant of like tenor representing the balance of the shares of Warrant Stock purchasable hereunder. Alternatively, the Registered Holder may elect to exercise the rights represented by this Warrant in whole or in part (but not as to fractional shares of Warrant Stock) by the surrender of this Warrant and delivery of an executed Notice of Exercise specifying that the value (as determined below) of this Warrant shall be the consideration for the shares of Warrant Stock, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

     X = Y (A-B)
         -------
          A

Where: X = the number of shares of Warrant Stock to be issued to the Registered Holder.
Y = the number of shares of Warrant Stock issuable upon exercise of the Warrant on the date of delivery of the Notice of Exercise.
A = the Market Price of one share of Warrant Stock.
B = the Exercise Price.

This Warrant will be deemed to have been exercised at such time (the "Exercise Date") as the Company has received the Notice of Exercise accompanied by this Warrant and
                           Form of Warranty Page -3-
either (1) a wire transfer to an account designated by the Company or a certified or bank check in the amount of the Exercise Price multiplied by the number of shares of Warrant Stock for which the Warrant is being exercised or
(2) a written election on the Notice of Exercise to use the alternative method set forth above.

               (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Notice of Exercise.

               (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have been the record holder of such Warrant Stock on the Exercise Date.

               (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer, in whole or in part, of this Warrant (including the issuance of new Warrants in connection therewith) or the delivery of stock certificates in a name other than that of the Registered Holder of this Warrant presented for exercise, and any such tax shall be paid by such Registered Holder at the time of presentation.

          2.3  Notice of Exercise.  The Notice of Exercise will be
               ------------------
substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Notice of Exercise will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

     3.   Exercise Price and Adjustments for Certain Events.
          --------------------------------------------------

          3.1  General.  The initial Exercise Price will be $___, subject to
               -------
adjustment as set forth below.

          3.2  Stock Splits, etc.  In case the Company shall at any time
               -----------------
subdivide its outstanding shares of Common Stock into a greater number of shares, whether by way of a stock dividend or otherwise, the Exercise Price in effect immediately prior to such

                           Form of Warranty Page -4-
subdivision shall be proportionately reduced, and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately reduced.

          3.3  Adjustments for Capital Reorganization or Reclassification.  If
               ----------------------------------------------------------
any capital reorganization or reclassification of the capital stock of the Company is effected (other than an Acquisition, as defined below), then, as a condition of such capital reorganization or reclassification, lawful and adequate provision shall be made whereby the Registered Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, in lieu of shares of Warrant Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, those shares of stock, securities or assets which would have been issued or payable with respect to or in exchange for the Warrant Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to the record date (or the effective date, as the case may be)
             for such capital reorganization or reclassification.

          3.4  Acquisition Transaction.  If the Company is to be consolidated
               -----------------------
with or acquired by another Person in a merger or otherwise, or in the event of a sale of all or substantially all of the Company's assets (an "Acquisition"), the Company may take such action with respect to this Warrant as the Company's Board of Directors may deem to be equitable and in the best interests of the Company, its stockholders and the Registered Holder under the circumstances, including, without limitation, (i) making appropriate provision for the continuation of the Warrant by substituting on an equitable basis for the shares then subject to the Warrant either the consideration payable with respect to the outstanding shares of Warrant Stock in connection with the Acquisition or securities of any successor or acquiring entity or (ii) giving the Registered Holder reasonable advance notice of the pendency of the Acquisition and canceling the Warrant effective upon the Acquisition if it is not exercised prior to the Acquisition.

     4.   Notice of Adjustments.  Immediately upon any adjustment of the
          ---------------------
Exercise Price or increase or decrease in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will send written notice thereof to all Registered Holders, stating the adjusted Exercise Price and the increased or decreased number of shares purchasable upon exercise of this Warrant and setting forth in reasonable detail the method of calculation for such adjustment and increase or decrease.

     5.   Reservation Of Common Stock.  The Company will at all times reserve
          ---------------------------
and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

                           Form of Warranty Page -5-

     6.   No Voting Rights.  This Warrant will not entitle the holder hereof to
          ----------------
any voting rights or other rights as a stockholder of the Company.

     7.   Piggyback Registration Rights.
          -----------------------------

          (a) If at any time the Company shall decide to register any of its securities under the Securities Act, (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), the Company will promptly give written notice thereof to the Registered Holder. Upon the written request of the Registered Holder given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities which the Registered Holder has requested to be registered to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition of the Registrable Securities. Nothing herein shall prevent the Company from at any time abandoning or delaying any registration.

          (b) If any registration pursuant to this Section 7 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 7 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, then the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the Registered Holder requesting such registration and any other selling security holder (based on the number of Registrable Securities for which registration is requested expressed as a percentage of the total number of shares being registered on behalf of selling security holders (including the Registered Holder)).

     8.   Transfer of Warrant.
          -------------------

          (a) Subject to the transfer conditions referred to in paragraph (b), below, this Warrant and all rights hereunder may not be assigned or transferred, in whole or in part, without the prior written consent of the Company. Any assignment or transfer shall require the surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

          (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Securities Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

                           Form of Warranty Page -6-

     9.   Warrant Exchangeable for Different Denominations.  This Warrant is
          ------------------------------------------------
exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

     10.  Representations, Warranties and Covenants of the Registered Holder.
          ------------------------------------------------------------------

          (a) The Registered Holder represents, warrants, acknowledges and agrees as follows: (i) the Registered Holder is an "accredited investor" within the meaning of that term in Rule 501 under the Securities Act; (ii) the Registered Holder is acquiring this Warrant and, has a present intention of acquiring the Warrant Stock issuable upon exercise of this Warrant, for its own account for investment and not with a view to any distribution thereof, and will not transfer this Warrant or any shares of the Warrant Stock in violation of the provisions of any applicable securities law; (iii) the Registered Holder has been granted access to information and materials concerning the Company, this Warrant and the Warrant Stock sufficient to permit it to evaluate the merits and risks of an investment in this Warrant and the Warrant Stock and has had the opportunity to its satisfaction to question and to receive answers from officers and other representatives of the Company concerning the Company, this Warrant and the Warrant Stock; (iv) the Registered Holder has taken full cognizance of and understands all of the risks associated with an investment in this Warrant and the Warrant Stock, including those described in documents filed by the Company with the Securities and Exchange Commission the ("SEC"); (v) the Registered Holder has not relied upon any representations or warranties made by the Company or any of its officers or other representatives or agents except as set forth in publicly available documents filed by the Company with the SEC;
(vi) this Warrant and the Warrant Stock issuable upon exercise of this Warrant have not been registered under the Securities Act, or registered or qualified under any state securities law, and they must be held indefinitely unless they are subsequently registered under the Securities Act and registered or qualified under any applicable state securities law or an exemption from such registration or qualification is available; and (vii) neither the SEC nor any state securities commission has approved or disapproved of this Warrant or the Warrant Stock purchasable upon exercise of this Warrant and the Registered Holder understands that any representation to the contrary is a criminal offense.

          (b) The Registered Holder further represents and warrants to, and covenants with, the Company that the Registered Holder has full right, power, authority and capacity to enter into this Warrant and to consummate the transactions contemplated hereby.

          11.  Miscellaneous.
               -------------

               11.1  Amendment and Waiver.  The provisions of the Warrants may
                     --------------------
be amended and the Company may take any action herein prohibited, or omit to perform any
                           Form of Warranty Page -7-
act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing at least 50% of the shares of Warrant Stock obtainable upon the exercise of the Warrants outstanding at the time of such consent.

               11.2  Notices.  All notices and other communications under this
                     -------
Warrant shall be (a) in writing (which shall include communications by fax),
(b) (i) delivered by hand, (ii) delivered by a nationally recognized air courier, or (iii) sent by fax. Notices and other communications hereunder shall be effective or deemed delivered or furnished (1) if given by fax, when such communication is transmitted and the appropriate answer back is received or receipt is otherwise acknowledged and (2) if given by hand delivery or sent by air courier, when received. Any notices or other communications to be given to a Registered Holder will be given to the address or fax number of such Registered Holder shown on the books of the Company. Any notices or other communications to be sent to the Company will be sent or delivered to the Company at:

                    Photoelectron Corporation
                    5 Forbes Road
                    Lexington, Massachusetts 02421
                    Attention: Euan S. Thomson, President
                    Fax: 781-861-0129

          11.3  Descriptive Headings; Governing Law.  The descriptive headings
                -----------------------------------
of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the Company and the Registered Holder have caused this Warrant to be executed by their duly authorized officers.

                              PHOTOELECTRON CORPORATION


                              By:
                                 ----------------------------------
                                 Euan S. Thomson
                                 President


                           Accepted and agreed to by the Registered
                           Holder:


                              CARL ZEISS OBERKOCHEN


                              By:
                              --------------------------------


                           Form of Warranty Page -8-

                              By:_____________________________




                              By:____________________________
                              Title:
                                duly authorized hereunto


                           Form of Warranty Page -9-

                                   EXHIBIT I
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------

                              (To be Executed by
                             the Registered Holder
                       in Order to Exercise the Warrant)

     The undersigned hereby irrevocably elects to exercise the right to purchase ______________________________ (_________) shares of the common stock of
Photoelectron Corporation according to the conditions thereof and herewith makes payment of the Exercise Price of such shares in full.

     Specify method of exercise by check mark:

1. Such payment is hereby made in the amount of $________ by wire transfer or by certified or bank check.

2. The holder elects to receive shares net of shares having a value (as determined pursuant to Section 2.2 of the Warrant) equal to the Exercise Price of the Warrant.


                         Printed Name
                         of Registered Holder:  ____________________________

                         Signature:  ____________________________

                         Title (if signing
                         on behalf of a
                         Registered Holder):  ____________________________

                         Address:  ____________________________
                                   ____________________________
                                   ____________________________

Dated:__________________

                          Form of Warranty Page -10-

                                  EXHIBIT II
                                  ----------

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignees  Address  No. of Shares



Date:__________________________

                              Signature_________________________________________

                              __________________________________________________

                              Witness___________________________________________


                          Form of Warranty Page -11-